Filed pursuant to Rule 497(e)

Registration No. 033-48907

BMO FUNDS, INC.

BMO In-Retirement Fund	BMO Target Retirement 2035 Fund	BMO Conservative Allocation Fund

BMO Target Retirement 2015 Fund	BMO Target Retirement 2040 Fund	BMO Moderate Allocation Fund

BMO Target Retirement 2020 Fund	BMO Target Retirement 2045 Fund	BMO Balanced Allocation Fund

BMO Target Retirement 2025 Fund	BMO Target Retirement 2050 Fund	BMO Growth Allocation Fund

BMO Target Retirement 2030 Fund	BMO Target Retirement 2055 Fund	BMO Aggressive Allocation Fund

(each, a “Fund”)

Supplement dated September 14, 2016 to the Prospectus and each Summary Prospectus, each dated December 29, 2015, as supplemented

Alan W. Schwartz, Lowell Yura, and Jon Adams are co-portfolio managers of each Fund. Mr. Schwartz has been a portfolio manager of each Fund since its inception. Mr. Yura has been a portfolio manager of each Fund since December 2014. Mr. Adams has managed the Fund since August 2015. Effective December 31, 2016, Mr. Schwartz intends to retire from the Adviser and relinquish all portfolio management duties.

Thank you for your investment in the BMO Funds. Please contact BMO Funds U.S. Services at 1-800-236-FUND for additional information.

Please retain this supplement with your Prospectus and Summary Prospectus for future reference.